UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020
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ManTech International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2251 Corporate Park Drive	Herndon	Virginia	20171
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MANT	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition;
Item 7.01    Regulation FD Disclosure;
Item 8.01    Other Events
On November 5, 2020, ManTech International Corporation announced its financial results for the fiscal quarter ended September 30, 2020, and provided updated financial guidance for fiscal year 2020 (the "Earnings Release"). ManTech also announced the declaration of a quarterly cash dividend payment to its stockholders. A dividend of $0.32 per share will be paid on December 18, 2020 to stockholders of record as of the close of business on December 4, 2020. Any future declarations of dividend payments are subject to the determination and approval of the Board of Directors.
A copy of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	ManTech International Corporation press release, dated November 5, 2020, announcing financial results for fiscal quarter ended September 30, 2020.
104	Cover Page Interactive Data File (embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTECH INTERNATIONAL CORPORATION

		By:	/s/ Michael R. Putnam
Date:	November 5, 2020	Name:	Michael R. Putnam
		Title:	Senior VP - Corporate & Regulatory Affairs